First Amendment to Second Amended and Restated Loan and Security Agreement

Borrower: **nLIGHT, Inc.**

Date: **November 14, 2019**

This **First Amendment to Second Amended and Restated Loan and Security Agreement** (this "Amendment") is entered into between Pacific Western Bank ("Lender") and the borrower named above ("Borrower").

Lender and Borrower agree to amend the Second Amended and Restated Loan and Security Agreement between Borrower and Lender, dated September 24, 2018 (as amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1. Modified Negative Covenant Regarding Stock Repurchases. Section 5.5(xi) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock or other equity securities, except for (A) repurchases of stock from former employees, consultants or directors of Borrower under the terms of applicable repurchase agreements in an aggregate amount not to exceed $500,000 in any fiscal year, (B) repurchases of stock with the identifiable proceeds of Borrower's issuance of equity securities received for such repurchase, (C) from November 14, 2019 through January 1, 2021, other repurchases of stock up to an additional $10,000,000 in the aggregate and (D) from January 2, 2021 through the Maturity Date, other repurchases of stock up to an additional $5,000,000 in the aggregate;

2. Fee. In consideration for Lender entering into this Amendment, Borrower shall concurrently pay Lender a fee in the amount of $1,000, which shall be non-refundable and in addition to all interest and other fees payable to Lender under the Loan Documents. Lender is authorized to charge said fee to Borrower's loan account or any of Borrower's deposit accounts with Lender.

3. Representations True. Borrower represents and warrants to Lender that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects as if made on the date hereof.

4. No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Lender.

5. General Release. In consideration for Lender entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Lender, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any

matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the "Released Claims"). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Lender against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys' fees of counsel of Lender's choice and costs, which Lender may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.

6. **General Provisions**. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Lender and Borrower, and all other written documents and agreements between Lender and Borrower, set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Lender and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. Without limiting the generality of the foregoing, the provisions of all subsections of Section 9 of the Loan Agreement (titled "General Provisions"), including without limitation all provisions relating to governing law, venue, jurisdiction, dispute resolution, and ***the waiver of the right to a jury trial***, shall apply equally to this Amendment, and the same are incorporated herein by this reference.

[Signatures on Following Page]

Version-1

Borrower:

nLIGHT, Inc.

By [signature]
Name: Ran Bareket
Title: Chief Financial Officer

Lender:

Pacific Western Bank

By [signature]
Name: Stephen J. Berens
Title: SVP